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                                                                Exhibit 99.1
[Grand Casinos, Inc. Logo]

NEWS RELEASE
Grand Casinos, Inc.
130 Cheshire Lane
Minnetonka, MN   55305
612-449-9092
612-449-9353 (fax)
www.grandcasinos.com
Traded:  NYSE (GND)


For Further Information Contact:
Jaye Snyder, 612/449-8556

FOR IMMEDIATE RELEASE:
TUESDAY, NOVEMBER 24, 1998

                  SHAREHOLDERS APPROVE MERGER OF GRAND CASINOS
                MISSISSIPPI CASINOS WITH HILTON GAMING OPERATIONS

MINNEAPOLIS, NOVEMBER 24, 1998 - GRAND CASINOS, INC. (NYSE: GND) today announced that its shareholders voted yesterday at a special shareholders meeting in favor of plans to separate the company's Indian casino management business from its Mississippi gaming operations and then merge the company's Mississippi gaming operations with the gaming operations of Hilton Hotels Corporation (NYSE: HLT). Shareholders of Hilton also met today and approved the separation of Hilton's lodging and gaming businesses.

As a result of the merger, the newly formed gaming company, Park Place Entertainment, will be the world's largest casino gaming entity, as measured by casino square footage and revenue. Shares of Park Place Entertainment are expected to trade on the New York Stock Exchange under the proposed ticker symbol "PPE." The transactions are subject to regulatory and other approvals and are expected to be completed by year-end 1998, although a record date for shareholders entitled to participate in the merger and distribution has not yet been established.

"Progress is underway towards the seamless integration of our Mississippi operations with Hilton's gaming division and the formation of Park Place Entertainment Corporation," commented Grand Casinos' Chairman of the Board Lyle Berman. "We look forward to the successful completion of the transaction and to the opportunities that lie ahead for our


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investors and associates as a result of this combination. As work continues on the transition we are encouraged by the synergies anticipated from the dominant position Park Place Entertainment will hold in the industry and especially to the union of management talent from both organizations."

Shares of a new publicly held company that will hold Grand Casinos' Indian casino management business and various other assets will be distributed to Grand Casinos shareholders on the basis of one share of the new company for every four shares of Grand Casinos Common Stock owned as of the record date. The new company will be called Lakes Gaming, Inc. and will trade on the NASDAQ Stock Market under the proposed ticker symbol "LACO." Grand Casinos is in the process of obtaining a ruling from the IRS that the distribution of Lakes' common stock will not be taxable to Grand Casinos shareholders.

Grand Casinos, Inc. is a publicly traded company listed on the New York Stock Exchange under the trading symbol GND. The company currently owns and operates the three largest casino resorts in the State of Mississippi, manages two land-based casino resorts in Louisiana, and manages one casino resort in Minnesota.

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources, the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in the interest rates), domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws of the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K and certain registration statements of the Company.
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